UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 1, 2023

Comcast Corporation

(Exact Name of Registrant as Specified in Charter)

001-32871	Pennsylvania	27-0000798
(Commission File Number)	(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One Comcast Center	19103-2838
Philadelphia, PA	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (215) 286-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	CMCSA	The Nasdaq Stock Market LLC
0.000% Notes due 2026	CMCS26	The Nasdaq Stock Market LLC
0.250% Notes due 2027	CMCS27	The Nasdaq Stock Market LLC
1.500% Notes due 2029	CMCS29	The Nasdaq Stock Market LLC
0.250% Notes due 2029	CMCS29A	The Nasdaq Stock Market LLC
0.750% Notes due 2032	CMCS32	The Nasdaq Stock Market LLC
1.875% Notes due 2036	CMCS36	The Nasdaq Stock Market LLC
1.250% Notes due 2040	CMCS40	The Nasdaq Stock Market LLC
5.50% Notes due 2029	CCGBP29	New York Stock Exchange
2.0% Exchangeable Subordinated Debentures due 2029	CCZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On May 1, 2023, Comcast Corporation (“Comcast”) announced that it has commenced cash tender offers to purchase any and all of its outstanding 3.700% Notes due 2024 (CUSIP No.: 20030NCR0), Floating Rate Notes due 2024 (CUSIP No.: 20030NCX7) and 3.375% Notes due 2025 (CUSIP No.: 20030NBL4) (collectively, the “Comcast Offers”) and Sky Limited, a subsidiary of Comcast, has commenced a cash tender offer to purchase any and all of its outstanding 3.750% Senior Unsecured Notes due 2024 (CUSIP Nos.: 111013AL2 and G15632AP0) (the “Sky Offer” and, together with the Comcast Offers, the “Offers”).

A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

This Current Report on Form 8-K is neither an offer to sell nor a solicitation of offers to buy any securities. The Offers are being made only pursuant to the Offer to Purchase and the related Notice of Guaranteed Delivery. The Offers are not being made to holders of securities in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.

Item 9.01 Exhibits

Exhibit Number	Description
99.1	Comcast press release dated May 1, 2023 announcing the commencement of the Offers.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

Date:	May 1, 2023	By:	/s/ Elizabeth Wideman
			Name:	Elizabeth Wideman
			Title:	Senior Vice President, Senior Deputy General Counsel and Assistant Secretary